UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Zymeworks Inc. (“Zymeworks” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on March 16, 2020 (the “Original Report”), to disclose the subsequent appointment of Dr. Kelvin Neu as a member of the Research and Development Committee (the “R&D Committee”) of the Board of Directors (the “Board”) of the Company. At the time of the Original Report, the Board had not determined to which committees, if any, Dr. Neu would be appointed. Except as stated herein, the Original Report shall remain in effect.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On August 31, 2020, the Board formed the R&D Committee, consisting of Natalie Sacks (Chair), Kenneth Hillan and Dr. Neu.

Following the appointment described above, the membership of the Company’s standing Board committees is as follows: (1) the Audit Committee consists of Lota Zoth (Chair), Troy Cox and Susan Mahony; (2) the Compensation Committee consists of Hollings Renton (Chair), Dr. Hillan and Dr. Mahony; (3) the Nominating and Corporate Governance Committee consists of Dr. Hillan (Chair), Dr. Sacks and Mr. Cox; and (4) the R&D Committee consists of Dr. Sacks (Chair), Dr. Hillan and Dr. Neu.

ITEM 7.01	REGULATION FD DISCLOSURE

On September 3, 2020, Zymeworks issued a press release announcing that management will participate in three upcoming virtual investor conferences. On September 3, 2020, this press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 3, 2020

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: September 3, 2020	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	Executive Vice President, Business Operations and Chief Financial Officer

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